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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 4, 1998


WMC SECURED ASSETS CORP. (as company under the Pooling and Servicing Agreement, dated as of September 1, 1998, providing for the issuance of WMC Mortgage Pass-Through Certificates, Series 1998-B)


                            WMC Secured Assets Corp.
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             (Exact name of registrant as specified in its charter)


        United States                333-59687              95-4683489
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(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)         Identification Number)

6320 Canoga Avenue
Woodland Hills, California                                      91367
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(Address of Principal                                        (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (818) 592-2610


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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates

         On September 4, 1998 a single series of certificates, entitled WMC Mortgage Pass-Through Certificates, Series 1998-B (the "Certificates") were issued pursuant to a pooling and servicing agreement (the "Agreement") attached hereto as Exhibit 4.1, dated as of September 1, 1998, among the Registrant, as company, WMC Mortgage Corp., as seller and master servicer and The First National Bank of Chicago, as trustee. The Certificates consist of ten classes identified as Class A-1, Class A-2, Class A-IO, (collectively, the "Class A Certificates"), Class M-1, Class M-2 (collectively, the "Class M Certificates"), Class B, Class C, Class R-I, Class R-II and Class R-III. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund comprised of a pool of mortgage loans (the "Mortgage Loans") with an aggregate principal balance of $600,413,234.52 as of September 1, 1998 (the "Cut-off Date").

         The Class A, Class M and Class B Certificates (collectively, the "Offered Certificates") were sold by the Registrant to Bear, Stearns & Co. Inc. ("Bear Stearns"), NationsBanc Montgomery Securities LLC , Lehman Brothers Inc., Credit Suisse First Boston Corporation and First Union Capital Markets, a Division of Wheat First Securities, Inc. (collectively, the "Underwriters"), pursuant to an underwriting agreement dated August 28, 1998 between the Registrant and Bear Stearns as Representative of the Underwriters.

         The Offered Certificates evidence, in the aggregate, $800,000,000 initial principal amount as of the Cut-off Date. The Class A-1 Certificates will be entitled to payments of interest accrued on the outstanding Class A-1 Principal Balance at a variable pass-through rate. The Class A-2 Certificates will be entitled to payments of interest accrued on the outstanding Class A-2 Principal Balance at a variable pass-through rate. The Class A-IO Certificate will be entitled to payments of interest accrued on the outstanding Class A-IO Notional Amount. The Class M-1 Certificates will be entitled to payments of interest accrued on the outstanding Class M-1 Principal Balance at a variable pass-through rate. The Class M-2 Certificates will be entitled to payments of interest accrued on the outstanding Class M-2 Principal Balance at a variable pass-through rate. The Class B Certificates will be entitled to payments of interest accrued on the outstanding Class B Principal Balance at a variable pass-through rate. In addition, on each Distribution Date, the Offered Certificates will be entitled to distributions with respect to the Mortgage Loans in the following priority: first, to the Class A-1 Certificates, second to the Class A-2 Certificates, third to the Class M-1 Certificates, fourth, to the Class M-2 Certificates and fifth, to the Class B Certificates until the Certificate Principal Balances thereof have been reduced to zero, as more fully described in the Agreement. Distributions allocable to principal will include the principal portion of all scheduled monthly payments received on the Mortgage Loans and certain unscheduled collections allocable to principal received or deemed received during the related Due Period.

         Credit enhancement for the Offered Certificates will consist of (i) the initial overcollateralization (as described in the Agreement), (ii) the subordination of the Class M and Class B Certificates with respect to the rights of the holders thereof to receive distributions with respect to the Mortgage Loans (as described above) and (iii) the allocation of Realized Losses. As more particularly described in the Agreement, Realized Losses will be allocated first to the Class B Certificates, until the Certificate Principal Balance thereof has been reduced to zero, second to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero and third, to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Agreement.

         Items 3 through 6 and Item 8 are not included because they are not applicable.

         Item 7.  Financial Statements and Exhibits

           (a)    Not applicable

           (b)    Not applicable

           (c)    Exhibits

           4.1 Pooling and Servicing Agreement, dated as of September 1, 1998, by and among WMC Secured Assets Corp., as company, WMC Mortgage Corp., as seller and master servicer and The First National Bank of Chicago, as trustee.


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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          WMC SECURED ASSETS CORP.

                                          By: /s/ Todd Wallace
                                          ------------------------
                                          Name:   Todd Wallace
                                          Title:  Vice President

Dated: September 4, 1998


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                                 EXHIBITS TABLE


           4.1 Pooling and Servicing Agreement, dated as of September 1, 1998, by and among WMC Secured Assets Corp., as company, WMC Mortgage Corp., as seller and master servicer and The First National Bank of Chicago, as trustee.